THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.12

Confidential

THE UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER AT HOUSTON

AND

IMMATICS US, INC.

AMENDMENT NUMBER 2 — FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

This Amendment Number 2 (“Amendment”) to the Facilities/Equipment Use and Services Agreement effective September 1, 2015 by and between The University of Texas Health Science Center at Houston, (“UTHealth”) and lmmatics US, Inc. (“lmmatics”), as amended (“Agreement”) is entered into effective the 101h day of August 2016,. UTHealth and Immatics shall be known collectively as “the Parties” and singularly as “a Party” or “the Party.”

WHEREAS, the Parties previously entered into the Agreement, whereby UTHealth makes available certain facilities, equipment, and personnel in support of projects; and

WHEREAS, the Parties now desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 1.1.a shall be deleted in its entirety and replaced with the following.

“Production Suites/Administrative Space. An exclusive license to use certain production suites and administrative space located in the Facility, described as Rooms BBS 6310, BBS 6312, BBS 6314, and a cubicle in BBS 6102 (the “Premises”). The use of BBS 6310 shall be for the period December 1, 2016 through December 31, 2017, BBS 6312 shall be for the period September 1, 2015 through December 31, 2017 and the use of Room BBS 6314 shall be for the period February 1, 2016 through December 31, 2018. Immatics understands and acknowledges that the beginning date associated with BBS 6310 is a tentative date and is contingent upon UTHealth’s buildout and full operational access to the Judith R. Hoffberger laboratory located in UTHealth’s McGovern Medical School Building.

UTHealth hereby grants to Immatics the option to, by written notice: (a) shorten the term of use for Room BBS 6310 set forth in Section 1.1.a. of the Agreement, provided that the term will in no event end sooner than June 30, 2017 unless otherwise agreed in writing by the Parties, or (b) extend the term of use for Room BBS 6310 set forth in Section 1.1.a. of the Agreement, provided that the term will in no event extend beyond June 30, 2018 unless otherwise agreed in writing by the Parties. Such shortened or extended term shall remain subject to all other terms and conditions of the Agreement.”

2.	Section 9, bullet 2 shall be deleted in its entirety and replaced with the following:

“- a base monthly fee of [***] per production suite (i.e., BBS 6310, BBS 6312, and BBS 6314) calculated in accordance with the budget set forth in Exhibit E-2 for the applicable term set forth in section 1.1.a.

The Parties agree to renegotiate in good faith the base monthly cost and the per-patient costs set forth in Exhibit E-2 and Exhibit E-3 on or before September 30, 2016. In the event the Parties fail to reach agreement on such updated costs by September 30, 2016, UTHealth shall begin invoicing lmmatics, on a monthly basis, for the actual, documented base monthly and per-patient costs incurred by UTHealth under this Agreement for the items set forth in Exhibit E-2 and Exhibit E-3, respectively.”

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

3	Immatics shall pay UTHealth a one-time comprehensive fee in accordance with the following budget:

One Time Comprehensive Cost
Item	Cost	Unit Used	Total
Exclusive access to Griffin facility for the period December 1, 2016 through December 31, 2017	[***]	[***]	[***]
		[***]	[***]

		Grand Total	[***]

Except as provided for herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of August 10th, 2016.

SIGNED:

IMMATICS US, INC.	THE UNIVERSITY OF TEXAS HEALTH SCIENCE AT HOUSTON

By: /s/ Steffen Walter Steffen Walter Chief Scientific Officer	By: /s/ T. Kevin Dillon T. Kevin Dillon Sr. Executive Vice President, Chief Operating and Financial Officer

Date: 8/16/2016	Date: 8/23/16